1
CERTIFICATION
EXHIBIT

32.1
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 Title 18,
United States Code)

Pursuant to

Section 906 of

the Sarbanes-Oxley

Act of 2002

(subsections (a) and

(b) of Section

1350, Chapter 63

of Title

18,
United

States Code),

the undersigned

officer

of First

BanCorp.,

a Puerto

Rico corporation

(the “Company”),

does hereby

certify,

to
such officer’s knowledge, that:

The

Quarterly

Report

on

Form

10-Q

for

the

quarter

ended

September

30,

2023

(the

“Form

l0-Q”)

of

the

Company

fully
complies

with

the

requirements

of

section

l3(a)

or

15(d)

of

the

Securities

Exchange

Act

of

1934

and

information

contained

in

the
Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 8, 2023 /s/ Aurelio Alemán
Name: Aurelio Alemán
Title: President and Chief Executive Officer